UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2021

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue Suite 200 North Bethesda, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 301/998-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest $.01 par value per share, with associated Common Share Purchase Rights	FRT	New York Stock Exchange
Depositary Shares, each representing 1/1000 of a 5.00% Series C Cumulative Redeemable Preferred Share of Beneficial Interest, $.01 par value per share	FRT-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Term Loan Agreement

On April 16, 2021, Federal Realty Investment Trust (the “Company”) entered into an amendment (the “Amendment”) to its Term Loan Agreement, dated May 6, 2020, among the Company, as Borrower, the financial institutions party thereto and their permitted assignees, as Lenders, PNC Bank, National Association, as Administrative Agent, and the other parties thereto (the “Agreement”). Among other things, the Amendment extended the maturity date of the unsecured term loan outstanding under the Agreement from May 6, 2021 to April 16, 2024. Under the Amendment, the Company has the right, exercisable two times, to extend the maturity date by twelve months. The Amendment also reduced the applicable margins used to calculate the interest rates on loans outstanding under the Agreement, as set forth therein, to the amounts provided in the following table:

Level	Borrower’s Credit Rating (S&P/Moody’s or equivalent)	Applicable Margin for all LIBOR Loans	Applicable Margin for all Base Rate Loans
1	A/A2 (or equivalent) or better	0.750%	0.750%
2	A-/A3 (or equivalent)	0.800%	0.800%
3	BBB+/Baa1 (or equivalent)	0.850%	0.850%
4	BBB/Baa2 (or equivalent)	1.000%	1.000%
5	BBB-/Baa3 (or equivalent)	1.250%	1.250%
6	Lower than BBB-/Baa3 (or equivalent)	1.650%	1.650%

In connection with the Amendment, the Company repaid $100,000,000 of principal amount outstanding under the Agreement, leaving $300,000,000 as the remaining principal amount outstanding thereunder. The Amendment also added an accordion feature allowing the Company to increase the principal balance under the Agreement to up to $500,000,000.

The foregoing summary of the Amendment does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of the Amendment, which is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Term Loan Agreement, dated as of April 16, 2021, by and among the Lenders, New Lenders, Departing Lenders (as each such term is defined therein) and PNC Bank, National Association, as Administrative Agent

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: April 19, 2021	By:	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary